August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated December 30, 2004

The following paragraph should hereby replace the second to last paragraph of the section of the Fund's Prospectus titled "Principal Investment Strategies":

In addition to the three groups of fixed-income securities, the Fund may also invest in options and futures, swaps, targeted return index securities ("TRAINs"), forward foreign currency exchange contracts, common stock, warrants, convertible securities and structured notes.

The following paragraph should hereby replace the second sentence under the subsection "Other Risks" under the section of the Fund's Prospectus titled "Principal Risks":

The Fund is also subject to other risks from its permissible investments, including the risks associated with its options and futures, swaps, TRAINs, forward foreign currency exchange contracts, common stocks, warrants, convertible securities investments and structured notes.

The following disclosure should replace the current disclosure under the subsection of the Fund's Prospectus titled "Additional Investment Strategy Information—Options and Futures":

The Fund may invest in options and futures, including interest rate futures and options on underlying portfolio securities, currencies and swaps, and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Fund's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

The following disclosure should be added to the end of the paragraph under the subsection of the Fund's Prospectus "Additional Investment Strategy Information—Swaps":

The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of referenced debt obligations from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligations. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate notional value of the credit default swaps of which it is the buyer or seller, marked to market on a daily basis.

The following disclosure should be added under the section of the Fund's Prospectus titled "Additional Investment Strategy Information":

Structured Notes. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates, referenced bonds and stock indices. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The Fund will use structured notes to tailor their investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

The following disclosure should be added to the end of the paragraph under the subsection of the Fund's Prospectus titled "Additional Risk Information—Swaps":

The Fund's investments in credit default swap contracts involves additional risks. Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

The following disclosure should be added under the section of the Fund's Prospectus titled "Additional Risk Information":

Structured Notes.    The Fund's investments in structured notes involves risks. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERNCE.

37937SPT-03

August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY FLEXIBLE INCOME TRUST
Dated December 30, 2004

The following disclosure should be added to the end of the paragraph under the subsection of the Fund's Statement of Additional Information titled "II. Description of the Funds and its Investments and Risks—B. Investment Strategies and Risks—Swaps":

The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.